SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act

                             May 18, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                         Capital Growth, Inc.
        (Exact Name of Registrant as Specified in its Charter)

          Nevada         33-24138-D               87-0463772
       (State or other  (Commission File No.)  (IRS Employer I.D. No.)
         Jurisdiction)


                          55 West 200 North
                           Provo, UT 84601
               (Address of Principal Executive Offices)

                            (801) 377-1758
                    Registrant's Telephone Number

                     10 West 100 South, Suite 450
                       Salt Lake City, UT 84101
     (Former Name or Former Address If Changed Since Last Report)


ITEM 1.   Changes in Control of Registrant.

     (a) On May 18, 1999, the Board of Directors of the Registrant adopted, ratified and approved a resolution to issue 22,000,000 "unregistered" and "restricted" post-split shares of its $0.001 par value common voting stock to Boulder Family Partnership, Ltd. in consideration of the sum of $44,000 paid by check of the Partnership. This action was approved by the majority stockholders of the Registrant on May 18, 1999.

     The former majority stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the adoption of the resolution was:

                                   Amount and Nature        Percent
                                      Of Beneficial           Of
     Name                              Ownership             Class

Robert Mann*                              2,250,000           93.75%
737 Westholme Ave.
Los Angeles, CA 90024

* Owned or controlled by Robert Mann or entities controlled by Robert Mann.

     (b) The following table contains information regarding share holdings of the
Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, after taking into account the adoption of the resolution to issue 22,000,000 "unregistered" and "restricted" shares to Boulder Family Partnership, Ltd. as of May 18, 1999.

                                        Amount and Nature   Percent
                                           Of Beneficial        Of
     Name                Title                    Ownership   Class
David N. Nemelka*             Sole Officer and    22,000,000          90.63%
Boulder Family Partnership, Ltd.   Director and
2662 Stonebury Loop Rd.       Stockholder
Springville, UT 84663

Robert Mann                   Stockholder           2,250,000          9.26%
737 Westholme Ave.
Los Angeles, CA 90024

* David N. Nemelka is the managing general partner of Boulder Family Partnership, Ltd.

All officers and directors
as a group (1)                          22,000,000               90.63%

ITEM 2.   Acquisition or Disposition of Assets.

          Except as indicated under Item 1, none; not applicable.

ITEM 3.   Bankruptcy or Receivership.

          None; not applicable.

ITEM 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

ITEM 5.   Other Events.

     On May 18, 1999, the Company's shareholders approved a 1 for 20 reverse stock split. All references to number of shares have been retroactively restated to reflect the decreased number of shares outstanding.

ITEM 6.   Resignation of Directors and Executive Officers.

     Effective May 18, 1999, Gary Peterson resigned as the sole officer and director of the Registrant after designating David N. Nemelka as the sole officer and director of the Registrant.

ITEM 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          None; not applicable.

     (b)  Pro Forma Financial Information.
          None; not applicable.

     (c)  Exhibits.

                                             Exhibit
Description of Exhibit*                           Number

     None.

* Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

ITEM 8.   Change in Fiscal Year.

     None; not applicable.

ITEM 9.   Sales of Equity Securities Pursuant to Regulation S.

     None; not applicable.

                              SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CAPITAL GROWTH, INC.

Date:     7/16/99             By /s/ David N. Nemelka
                         David N. Nemelka, Sole Officer & Director